[FRONT OF CERTIFICATE]

NUMBER                                                                    SHARES
                     [Engraving of a woman holding a globe]

   COMMON STOCK                                            CUSIP  Y6476W  10  4
   PAR VALUE $.50                                          SEE REVERSE FOR

                                                           CERTAIN DEFINITIONS

                                 OMI CORPORATION

       INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

This certifies
that

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

OMI Corporation transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Seal of OMI Corporation
Dated:

                                                   Countersigned and Registered:
                                     ChaseMellon Shareholder Service

                                                        Transfer Agent

  /s/ Fredric S. London, Esq.                               and Registrar
-----------------------------
           Secretary

                                                        Authorized Officer

  /s/ Craig H. Stevenson, Jr.                               Authorized Signature
-----------------------------
           President and
  Chief Executive Officer

                            [REVERSE OF CERTIFICATE]


                                OMI CORPORATION


     A full statement of the powers, designations, preferences, relative, participating, optional, voting and other special rights, qualifications, limitations and restrictions of each class of stock will be furnished without charge upon request to the Transfer Agent.

                                   ----------

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscriptions on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations:

U       - usufructuary
NO      - naked owner                     UNIF GIFT MIN ACT-_____Custodian_____
TEN COM - as tenants in common                             (Cust)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
JT TEN  - as joint tenants with right
          of survivorship and not as               _____________________________
          tenants in common                                    (State)

     Additional abbreviations may also be used though not in the above list

For value received,________________________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBERS OF ASSIGNEE
|------------------------|
|                        |
|------------------------|------------------------------------------------------


--------------------------------------------------------------------------------
Please Print or typewrite name and address including postal zip code of assignee


--------------------------------------------------------------------------shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:_______________  _________________________________________________________
                       Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.